LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

LETTER TO
SHAREHOLDERS
FEBRUARY 2001
                    Dear Shareholder:


                    STOCK MARKET REVIEW

                    2001 was a difficult year for the world's economies and capital markets. Prior to September 11th, the global economy was either in or on the brink of recession. Stocks in most of the world's markets were falling and bond prices were heading higher. Profits were declining around the world as a result of excess manufacturing capacity. Because of the lack of pricing power, fears of inflation were replaced by fears of deflation. In the immediate aftermath of the terrorist attacks, economic activity came to a halt as uncertainty about the length and magnitude of the U.S. response increased.

                    In the United States, the Federal Reserve Board continued to aggressively lower interest rates while the President and Congress also initiated a stimulus package to offset the deteriorating economic environment. Because of the Federal Reserve's aggressive infusion of money into the system and its eleven interest rate cuts, the recession should officially end in either the fourth quarter of 2001 or the first quarter of 2002.

                    After having experienced the longest economic expansion in the past century and five consecutive 20%+ returns, stocks experienced negative returns in both 2000 and 2001. This is the first time since 1973-1974 that all three of the major U.S. stock market indexes (Dow Jones Industrial Average, S&P 500 and NASDAQ Composite) experienced negative performance for two consecutive years. This downturn in performance was caused by the economic slowdown that began in the second half of 2000 and its effect on corporate earnings. Because of their historically high valuations, technology stocks were most significantly impacted by the economic weakness that began in late 2000 and continued throughout 2001.

                    And although all of the major stock market indexes were down in 2001, most stocks, particularly technology stocks, actually rebounded during the fourth quarter of 2001 as investors began to discount an economic recovery sometime in 2002. By year-end the NASDAQ Composite had appreciated 37% from its post September 11th low, while the S&P 500 and the DJIA rebounded 19% and 22%, respectively, from their lows. However, it is interesting to note that while technology stocks bottomed in late September, technology stock valuations have returned to levels approaching those seen around the peak of the technology bubble. The NASDAQ 100 Index at the end of the year was trading at a P/E of 76 times on 12 months forward earnings estimates, over 3.4 times the 22 P/E of the S&P 500 Index.

                    PERFORMANCE REVIEW

                    For the year ended December 31st 2001, the Lou Holland Growth Fund had a negative return of 5.17%, outperforming the S&P 500 Index return of -11.88%, the Russell 1000 Growth Stock Index return of -20.42% and the Russell Mid Capitalization Growth Stock Index return of -20.15%. The average Lipper U.S. Diversified Equity Funds had a return of -10.89%.

                    The best performing market sectors during the year were consumer discretionary, materials & processing, autos & transportation, and integrated oils, while the worst performing market sectors were energy, technology, utilities/telecommunications, and healthcare. Exposure to consumer discretionary and autos & transportation issues had a positive impact on portfolio performance. Underweightings in utilities/telecom and energy also had a positive impact on performance, while exposure to healthcare had a negative impact on performance. The portfolio was negatively impacted by an overweighting in technology stocks versus the S&P 500 Index. However, we are underweighted in technology relative to the Russell 1000 Growth Stock Index and most other growth stock portfolios due to the conservative nature of our investment philosophy and process. This had a positive impact on performance relative to our peers.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


                    STOCK MARKET OUTLOOK

                    The new paradigm for financial assets is over. We expect common stock annual returns to revert to their long-term historical norm of 9-11% down from the 14-16% achieved over the last 20 years. Because of the historically high return of 17.3% achieved in the decade that ended in year 2000, we expect returns to be below the long term historical average over the next decade. We also believe that bonds will return to their historical norm of 5-6%. Since 1980, inflation has declined from almost 15% to 1% which has been very positive for financial assets. Should inflation rise over the next 10 years financial assets will likely underperform hard assets such as gold.

                    As we look forward to the future, we continue to believe that our investment philosophy of purchasing high quality reasonably priced mid to large capitalization growth companies with a leadership position in their industries will produce superior results for long term investors.

                    Thank you for you continued commitment to the Lou Holland Growth Fund.

                    Sincerely,

                    /s/ Louis A. Holland

                    Louis A. Holland



                    [line chart]



               Lou Holland                   Russell 1000      Russell Mid-Cap
               Growth Fund       S&P 500     Growth Index       Growth Index

 4/29/96          10000          10000           10000          10000

 6/30/96          10520          10297           10363           9896

 12/31/96         11462          11500           11385          10528

 6/30/97          13355          13870           13611          11637

 12/31/97         14663          15337           14857          12901

 6/30/98          17290          18054           17885          14432

 12/31/98         19905          19720           20609          15206

 6/30/99          20807          22162           22763          17365

 12/31/99         21701          23871           27446          23005

 6/30/00          22252          23768           28606          25799

 12/31/00         20925          21697           21288          20300

 6/30/01          20051          20242           18255          17667

 12/31/01         19842          18099           17249          15019


--------------------------------------------------------------------------------

  THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

  RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 541 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.

  RUSSELL MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 413 of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. These stocks are also members of the Russell 1000 Growth Index.

  S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.


--------------------------------------------------------------------------------
      Average Annual Rate of Return for the Periods Ended December 31, 2001
                                       Year-to-Date    Since Inception 4/29/96
                                       ------------    -----------------------
      Lou Holland Growth Fund               -5.17%             12.83%
      S&P 500                              -11.88%             11.02%
      Russell 1000 Growth Index            -20.42%             10.08%
      Russell Mid-Cap Growth Index         -20.15%              7.43%

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001


ASSETS:
   Investments, at market value
     (cost $11,354,009)                 $13,430,998
   Receivable for investments sold          114,655
   Dividends receivable                       7,718
   Interest receivable                        1,321
   Other assets                               8,836
                                        -----------
   Total Assets                          13,563,528
                                        -----------

LIABILITIES:
   Payable for securities purchased         420,762
   Accrued expenses and
     other liabilities                       55,023
   Payable to Investment Manager                687
                                        -----------
   Total Liabilities                        476,472
                                        -----------

NET ASSETS                              $13,087,056
                                        ===========

NET ASSETS CONSIST OF:
   Capital stock                        $11,114,184
   Distribution in excess of
     net realized gains on
     investment                            (104,117)
   Net unrealized appreciation
     on investments                       2,076,989
                                        -----------
   Total Net Assets                     $13,087,056
                                        ===========

Shares outstanding                          791,683

Net Asset Value, Redemption
   Price and Offering Price
   Per Share                            $     16.53
                                        ===========


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
   Dividend income (net of
     withholding tax $1,279)             $   84,994
   Interest income                           27,948
                                         ----------
   Total Investment Income                  112,942
                                         ----------

EXPENSES:
   Investment management fee                 92,262
   Shareholder servicing                     39,738
   Fund accounting                           31,501
   Administration fee                        24,975
   Federal and state registration            20,303
   Professional fees                         14,121
   Insurance                                 13,298
   Director fees                              5,279
   Custody fees                               4,989
   Amortization of deferred
     organization charges                     2,591
   Reports to shareholders                    1,813
   Other                                        569
                                         ----------
   Total expenses before
     waiver and reimbursement               251,439
   Less:  Waiver and reimbursement
     from Investment Manager               (104,862)
                                         ----------
   Net Expenses                             146,577
                                         ----------

NET INVESTMENT LOSS                         (33,635)
                                         ----------

REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
   Net realized gain on investments         288,089
   Change in unrealized appreciation
     (depreciation) on investments         (730,477)
                                         ----------
   Net realized and unrealized loss
     on investments                        (442,388)
                                         ----------
NET DECREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS                             $(476,023)
                                         ===========




                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED             YEAR ENDED
                                                   DECEMBER 31, 2001      DECEMBER 31, 2000
                                                  ------------------     ------------------

OPERATIONS:
   Net investment (loss)                              $   (33,635)           $   (39,137)
   Net realized gain on investments                       288,089              1,071,972
   Change in unrealized appreciation
      (depreciation) on investments                      (730,477)            (1,413,619)
                                                      -----------            -----------
   Net (decrease) in net assets
     from operations                                     (476,023)              (380,784)
                                                      -----------            -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distribution from and in excess
     of net realized gain                                (863,348)              (785,052)
                                                      -----------            -----------
   Total distribution to shareholders                    (863,348)              (785,052)
                                                      -----------            -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                            5,588,674              1,756,219
   Shares issued to holders in
     reinvestment of dividends                            861,650                782,386
   Cost of shares redeemed                             (2,666,400)            (1,901,926)
                                                      -----------            -----------
   Net increase in net assets from
     capital share transactions                         3,783,924                636,679
                                                      -----------            -----------


TOTAL INCREASE/(DECREASE) IN
   NET ASSETS                                           2,444,553               (529,157)
                                                      -----------            -----------

NET ASSETS:
   Beginning of period                                 10,642,503             11,171,660
                                                      -----------            -----------
   End of period                                      $13,087,056            $10,642,503
                                                      ===========            ===========

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                            325,372                 84,753
   Shares issued to holders in
     reinvestment of dividends                             51,565                 41,550
   Shares redeemed                                       (155,537)               (91,265)
                                                      -----------            -----------
   Net increase                                           221,400                 35,038
                                                      ===========            ===========


                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

FINANCIAL HIGHLIGHTS
                                YEAR              YEAR             YEAR              YEAR             YEAR
                                ENDED             ENDED            ENDED             ENDED            ENDED
                            DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                2001              2000             1999              1998             1997
                             ----------        -----------      -----------       -----------     -------------
Per Share Data:

Net asset value, beginning
   of period                    $18.66            $20.87           $19.21            $14.18           $11.28
                                ------            ------           ------            ------           ------
Income from
   investment operations:
   Net investment
     income (loss)               (0.04)(1)         (0.07)(1)        (0.03)(1)         (0.02)(1)         0.00(1)
   Net realized and
     unrealized gains (loss)
     on investments              (0.91)            (0.66)            1.76              5.09             3.14
                                ------            ------           ------            ------           ------
   Total from investment
     operations                  (0.95)            (0.73)            1.73              5.07             3.14
                                ------            ------           ------            ------           ------

Less distributions:
   Dividends from net
     investment income              --                --               --             (0.01)           (0.03)
   Dividends from
     capital gains               (1.18)            (1.48)           (0.07)            (0.03)           (0.21)
                                ------            ------           ------            ------           ------
   Total distributions           (1.18)            (1.48)           (0.07)            (0.04)           (0.24)
                                ------            ------           ------            ------           ------

   Net asset value,
     end of period              $16.53            $18.66           $20.87            $19.21           $14.18
                                ======            ======           ======            ======           ======

Total return                     (5.17)%           (3.58)%           9.01%            35.75%           27.92%

Supplemental data and ratios:
   Net assets,
     end of period         $13,087,056       $10,642,503      $11,171,660        $9,134,903       $5,299,916

   Ratios of expenses to
     average net assets
     Before expense
       reimbursement              2.32%             2.21%            2.48%             2.84%            4.19%
     After expense
       reimbursement              1.35%             1.35%            1.35%             1.35%            1.35%

   Ratio of net investment
     income/(loss) to average
     net assets
     Before expense
       reimbursement             (1.28)%           (1.21)%          (0.97)%           (1.60)%          (2.83)%
     After expense
       reimbursement             (0.31)%           (0.35)%           0.16%            (0.11)%           0.02%

   Portfolio turnover rate       66.95%            52.72%           24.13%            32.84%           34.29%

(1) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.

                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001


  NUMBER OF                                  MARKET
   SHARES                                     VALUE
---------                                   --------

            COMMON STOCKS - 94.4%
            AUTO & TRANSPORTATION - 4.3%
  10,175    Autoliv Inc. f                $ 206,654
   4,950    Boeing                          191,961
   8,825    Southwest Airline Co.*          163,086
                                          ----------
                                            561,701
                                          ----------

            CONSUMER DISCRETIONARY - 10.3%
   6,725    CEC Entertainment Inc.*         291,798
   5,475    Costco Wholesale Corporation*   242,981
   2,850    Home Depot, Inc.                145,379
   5,925    Jones Apparel Group*            196,532
   3,900    Target Corp.                    160,095
   5,175    Tiffany & Co.                   162,857
   2,500    Wal-mart Stores, Inc.           143,875
                                          ----------
                                          1,343,517
                                          ----------

            CONSUMER STAPLES - 9.7%
   2,175    Colgate Palmolive Co.           125,606
   4,750    CVS Corporation                 140,600
   7,250    Estee Lauder Co.                232,435
   4,100    Kimberly Clark                  245,180
  10,775    Luxottica Group S.P.A. f        177,572
   6,300    Safeway, Inc. *                 263,025
   2,675    Walgreen Company                 90,040
                                          ----------
                                          1,274,458
                                          ----------

            ENERGY / OILS - 3.1%
   5,494    Exxon Mobil Corporation         215,914
   6,950    Imperial Oil Ltd f              193,766
                                          ----------
                                            409,680
                                          ----------

            ENERGY OTHER - 0.7%
   1,625    Schlumberger LTD                 89,293
                                          ----------


  NUMBER OF                                  MARKET
   SHARES                                     VALUE
---------                                   --------

            FINANCIALS - 16.3%
   7,850    Americredit Corporation*     $  247,667
   3,350    Bank of America Corp.           210,883
   6,091    Charter One Financial Inc.      165,371
   8,711    Citigroup, Inc.                 439,731
   3,125    Fannie Mae                      248,438
   3,250    JP Morgan Chase & Company       118,138
   3,950    MBNA Corp.                      139,040
   3,525    Mellon Financial Corporation    132,611
   2,050    Merrill Lynch                   106,846
   2,550    Northern Trust                  153,561
   6,675    Synovus Financial Corp.         167,208
                                          ----------
                                          2,129,494
                                          ----------

            FINANCIAL INSURANCE - 6.0%
   3,790    American International
              Group, Inc.                   300,926
   3,300    MBIA, Inc.                      176,979
   3,000    MGIC Investment                 185,160
   3,825    Safeco Corp.                    119,148
                                          ----------
                                            782,213
                                          ----------

            HEALTH CARE / OTHER - 4.4%
   9,450    IMS Health Inc.                 184,370
   2,725    Medtronic, Inc.                 139,547
   6,575    Waters Corp.*                   254,781
                                          ----------
                                            578,698
                                          ----------

            HEALTH CARE / PHARMACEUTICALS - 10.7%
   2,325    Elan Corporation PLC - ADR * f  104,765
   5,546    Johnson & Johnson Company*      327,769
   1,550    Lilly Eli & Co.                 121,737
   1,650    Merck & Co., Inc.                97,020
  10,550    Pfizer, Inc.                    420,418
   4,900    Pharmacia                       208,985
   3,225    Schering-Plough Corporation     115,487
                                          ----------
                                          1,396,181
                                          ----------

                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


  NUMBER OF                                  MARKET
   SHARES                                     VALUE
---------                                   --------

            OTHER / CONGLOMERATE - 5.9%
  12,450    General Electric Company       $498,997
   4,825    Zebra Tech Class A *            267,835
                                           ---------
                                            766,832
                                           ---------


            TECHNOLOGY / IMAGING - 1.8%
   4,075    Lexmark Intl Group Inc -
              Cl A*                         240,425
                                           ---------

            TECHNOLOGY / HARDWARE - 7.4%
  17,575    EMC Corp.*                      236,208
   4,375    Intel Corporation               137,594
   1,150    International Business
              Machines Corporation          139,104
   6,675    Linear Technology Corporation   260,592
   6,550    Sun Microsystems *               80,565
   4,250    Texas Instruments               119,000
                                           ---------
                                            973,063
                                           ---------

            TECHNOLOGY / SERVICE - 3.1%
   2,275    Automatic Data Processing, Inc. 133,998
   5,100    CDW Computer Centers*           273,921
                                           ---------
                                            407,919
                                           ---------

            TECHNOLOGY / SOFTWARE - 7.6%
  13,025    Cognos, Inc. * f                325,625
   6,275    Microsoft Corporation *         415,719
   3,825    Symantec Corp. *               253,712
                                           ---------
                                            995,056
                                           ---------



  NUMBER OF                                  MARKET
   SHARES                                     VALUE
---------                                   --------
            TELECOMMUNICATION SERVICES - 2.1%
   5,325    Nokia Corp-ADR f            $   130,622
   4,000    Plantronics Inc.*               102,560
                                       ------------
                                            233,182
                                       ------------


            UTILITIES - 1.0%
   4,300    SBC Communications, Inc.        168,431
                                       ------------

            Total common stocks
             (cost $10,273,154)         $12,350,143
                                       ------------

  PRINCIPAL                                  MARKET
   AMOUNT                                     VALUE
---------                                   --------

            SHORT-TERM
             INVESTMENTS - 8.2%
            VARIABLE RATE
             DEMAND NOTES - 8.2%
 189,042    American Family Demand
             Note, 1.65%                $   189,042
 358,154    Wisconsin Electric Demand
             Note, 1.65%                    358,154
 533,659    Wisconsin Corp. Cent Cr
             Union D Notes, 1.60%           533,659
                                       ------------
            Total variable rate demand
             notes (cost $1,080,855)      1,080,855
                                       ------------
            Total investments - 102.6%
             (cost $11,354,009)          13,430,998
            Other liabilities in excess
             of assets - (2.6%)            (343,942)
                                       ------------

            TOTAL NET ASSETS -
             100.0%                     $13,087,056
                                       ============

 *  Non-income producing security.
f   Foreign Security.



                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


                           The Lou Holland Trust (the "Trust") was organized on December 20, 1995, as a Delaware business trust and is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund"). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996.

                           The costs incurred in connection with the organization, initial registration and public offering of shares, aggregated $76,688. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares (seed money) by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses at the time of such redemption.

                           The following is a summary of significant accounting policies consistently followed by the Fund.

                           a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                           b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accounting principles

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


                           generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Asset and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment loss has been decreased by $33,635, capital stock has been decreased by $85,118, and undistributed net realized loss on investments has been decreased by $51,483. These differences relate to the exclusion of certain organization costs, the reclass of net operating loss and the inclusion of realized gains related to the Holland L.P. conversion for tax purposes.

                           c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. For the fiscal year ended December 31, 2001 the Fund designated and paid $863,348 as long term capital gain distribution. Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

                           d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                           f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


                           financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

                           g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified to capital stock.


2. INVESTMENT TRANSACTIONS

                           The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended December 31, 2001, were as follows:

                                                           PURCHASE                        SALES
                                                         -------------                 -------------
                           U.S. Government              $            --              $            --
                           Other                        $     9,374,234              $     6,830,456


                           At December 31, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:


                           Appreciation                              $2,461,443
                           (Depreciation)                              (477,015)
                                                                     ----------
                           Net appreciation on investments           $1,984,428
                                                                     ==========

                           At the close of business on May 2, 1996, the partners of the Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of December 31, 2001, the Fund has realized $168,506 of the appreciation.

                           At December 31, 2001, the cost of investments for federal income tax purposes was $11,446,570.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

3. AGREEMENTS              The Fund has entered into an Investment Management
                           and Administration Agreement with Holland Capital
                           Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

                           The Investment Manager voluntarily agrees to waive its management fee and reimburse other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees. Accordingly, for the year ended December 31, 2001, the Adviser has waived and reimbursed the Fund $104,862.

                           HCM Investments, Inc. serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. No trades were placed through HCM Investments, Inc. The Distributor is an affiliate of the Investment Manager. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

                           Firstar Bank N.A., a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as custodian for the Fund. Firstar Mutual Fund Services, LLC, a wholly owned limited liability company of Firstar Bank, N.A., serves as transfer agent, administrator and accounting services agent for the Fund.

4. SUBSEQUENT EVENT

                           On January 2, 2002, HCMInvestment, Inc. transferred its assets to Holland Capital Management, L.P. Among the assets transferred was the Distribution Agreement between the Lou Holland Growth Fund and
                           HCM Investment, Inc. Counsel for HCMInvestments, Inc. and Holland Capital Management, L.P. have opined that this transfer was not an assignment that would, under the terms of the Distribution Agreement, cause an automatic termination.

                           Effective January 1, 2002, the name Firstar Mutual Fund Services, LLC and Firstar Bank, N.A. has been changed to U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., respectively.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                           -----------------------------------------------------
INDEPENDENT                The Shareholders and Board of Trustees of
AUDITORS'                  Lou Holland Trust:
REPORT
                           We have audited the accompanying statement of assets and liabilities of the Lou Holland Growth Fund (the
                           "Fund"), including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended.
                           These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial highlights of the Lou Holland Growth Fund for the year ended
                           December 31, 1997 was audited by other auditors whose report thereon, dated February 13, 1998, expressed an unqualified opinion on those financial highlights.

                           We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principals generally accepted in the United States of America.

                           /S/ KPMG LLP

                           Chicago, Illinois
                           February 8, 2002

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                                                               # OF PORTFOLIOS
                               POSITION(S)         PRINCIPAL       IN FUND
                                  HELD            OCCUPATION       COMPLEX
                                  WITH            DURING LAST     OVERSEEN                       OTHER DIRECTORSHIPS
NAME AND ADDRESS       AGE     REGISTRANT         FIVE YEARS     BY TRUSTEE                        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
*Louis A. Holland       60      Director and   Managing Partner         1       Board of Directors of the Packaging Corporation of
22 W 779 Sycamore Drive         President      and President,                   America, the Board of Directors of the National
Glen Ellyn, IL 60137                           Holland Capital                  Association of Securities Professionals, the Board
                                               Management                       of Directors of Northwestern Memorial Hospital, the
                                                                                Executive Committee and Investment Subcommittee of
                                                                                Northwestern Memorial Corporation, the Board of
                                                                                Directors and a member of the Investment Committee
                                                                                of the University of Wisconsin Foundation, the
                                                                                Investment Committee of the McCormick Theological
                                                                                Seminary in Chicago, and the Investment Committee of
                                                                                the United Methodist Church Board of Pensions.
------------------------------------------------------------------------------------------------------------------------------------
*Laura Janus            54      Treasurer      Partner and Portfolio    1       None
2 South Ridge Avenue            (Non-director  Manager, Holland
Arlington Heights, IL 60005     officer)       Capital Management
------------------------------------------------------------------------------------------------------------------------------------
*Monica Walker          43      Director and   Partner and Portfolio    1       None
2350 Bagby                      Secretary      Manager, Holland
Apartment #2203                                Capital Management
Houston, TX 77006
------------------------------------------------------------------------------------------------------------------------------------
John D. Mabie           69      Independent    Managing Partner,        1       Board Member of Frontenac Company, New Enterprise
55 West Monroe Street           Director       Mid-Continent Capital            and Syndicated Communications, Chairman of the
Suite 3560                                                                      Investment Company of the University of Chicago
Chicago, IL 60603-5011                                                          Hospitals, Trustee of the Hospitals and the
                                                                                University
------------------------------------------------------------------------------------------------------------------------------------
Lester McKeever         67      Independent    Managing Partner and     1       Board Member, Chicago Urban League, Chicago United,
6700 S Oglesby Ave              Director       Director, Washington,            Business Advisory Council - U of I College of
Chicago, IL 60649-1301                         Pittman & McKeever               Commerce at Urbana Champaign, Financial Research
                                               (Certified Public                & Advisory Committee, Treasurer, U of I Board of
                                               Accountants and                  Trustees, Chicago Symphony Orchestra Association,
                                               Management Consultants)          MAP Larger Practice Committee, Illinois CPA Society,
                                                                                The Lincoln Academy of Illinois, City of Chicago
                                                                                Mayor's Zoning Reform Commission, United Way, Finch
                                                                                University of Health Sciences/The Chicago Medical
                                                                                School, Advanced Data Concepts (Chairman), MBIA
                                                                                Insurance Corp., Worldwide Broadcasting, Printing
                                                                                Specialties Inc, Photogen Technologies, Peoples
                                                                                Energy Corporation
------------------------------------------------------------------------------------------------------------------------------------
Kenneth Meyer           57      Independent    Chairman and Chief       1       Director, Irish Life of North America and LINK
1012 Westhoor Rd                Director       Executive Officer,               Unlimited (a minority education program in Chicago),
Winnetka, IL 60093-1840                        Lincoln Capital                  Board member of the Arts and Letters Council at the
                                               Management Company               University of Notre Dame, Finance Council of the
                                                                                Archdiocese of Chicago
------------------------------------------------------------------------------------------------------------------------------------
* This director is an "interested person" of the Company as that term is defined under the 1940 Act.

--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P. and President, Treasurer, and
Director, HCM Investments, Inc.

MONICA L. WALKER, Secretary and Trustee
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LAURA J. JANUS, Treasurer
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LESTER H. MCKEEVER, JR., Trustee
Managing Partner, Washington, Pittman & McKeever
Certified Public Accountants & Management
Consultants

KENNETH R. MEYER, Trustee
Chairman, Chief Executive Officer
Lincoln Capital Management Company

JOHN D. MABIE, Trustee
President, Mid-Continent Capital


MANAGER
Holland Capital Management, L.P.
35 West Wacker Drive, Suite 3260
Chicago, IL 60601
Telephone (312) 553-1000

CUSTODIAN AND TRANSFER AGENT
Firstar Bank Milwaukee, N.A.
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

INDEPENDENT AUDITOR
KPMG LLP
Chicago, IL

LEGAL COUNSEL
Jorden Burt Boros Cicchetti Berenson & Johnson
Washington, D.C.




                                   LOU HOLLAND
                                   GROWTH FUND




--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                               December 31, 2001